UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  October 18, 2010

                             Calais Resources, Inc.
            (Exact Name of Registrant as Specified in its Charter)


        British Columbia                0-29392              98-0434111
(State or Other Jurisdiction of   (Commission File No.)   (I.R.S. Employer
         Incorporation)                                    Identification
                                                               Number)

                 Calais Resources, Inc.
             4415 Caribou Road, PO Box 653
                    Nederland, CO                    80466-0653
         (Address of Principal Executive Offices)    (Zip Code)

   Registrant's telephone number, including area code:  (303) 258-3806

                                      N/A
      (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





Item 4.01  Changes in Registrant's Certifying Accountant.

     (a)  Dismissal of Hein & Associates LLP.

     On October 18, 2010 (the "Dismissal Date"), the Board of Directors of Calais Resources, Inc. (the "Registrant") determined to dismiss Hein & Associates LLP, its independent registered public accounting firm.

     On May 25, 2007, the Registrant engaged Hein & Associates LLP as the Registrant's independent registered public accounting firm commencing with the Registrant's fiscal year ended May 31, 2005. Hein & Associates LLP commenced work on the audit shortly thereafter, but during 2008, work was ceased because Registrant did not have financial resources available to continue to prepare for audit procedures being performed by Hein & Associates. No audits of the Registrant's financial statements were ever completed by Hein & Associates LLP.

     During the Registrant's two most recent fiscal years, the subsequent interim periods thereto, and through the Dismissal Date, there were no disagreements (as defined in Item 304 of Regulation S-K) with Hein & Associates LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Hein & Associates LLP, would have caused it to make reference in connection with its opinion to the subject matter of the disagreement. Further, during the Registrant's two most recent fiscal years, the subsequent interim periods thereto, and through the Dismissal Date, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K.

     The Registrant provided Hein & Associates LLP with a copy of this Report prior to its filing with the Securities and Exchange Commission (the "SEC") and requested Hein & Associates LLP to furnish the Registrant with a letter addressed to the SEC, stating whether or not it agrees with the statements made above and, if not, stating the respects in which they do not agree. A copy of such letter, dated October 19, 2010, is filed as Exhibit 16.1 to this Report.

     (b)  Engagement of Eide Bailly LLP.

     On October 18, 2010 (the "Engagement Date"), the Registrant's Board of Directors approved the appointment of Eide Bailly LLP as the Registrant's independent registered public accounting firm. During the Registrant's two most recent fiscal years, the subsequent interim periods thereto, and through the Engagement Date, neither the Registrant nor anyone on its behalf consulted Eide Bailly LLP regarding either (1) the application of accounting principles to a specified transaction regarding the Registrant, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements; or (2) any matter regarding the Company that was either the subject of a disagreement (as defined in Item 304(a)(1(iv) of Regulation S-K and related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K.



Item 9.01  Financial Statements, Pro Forma Financial Information and
Exhibits.

     (d)  Exhibits.

 No.      Exhibit

16.1 Letter from Hein & Associates LLP dated October 19, 2010, to the Securities and Exchange Commission regarding statements included in this Form 8-K.



                                 SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 CALAIS RESOURCES, INC.



                                 By: /s/ David K. Young
                                 Name:  David K. Young
                                 Title: President

Dated:  October 20, 2010